SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2011

CITIZENS & NORTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

90-92 Main Street, Wellsboro, PA		16901
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code (570) 724-3411

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the three-month and annual periods ended December 31, 2010.  On January 18, 2011, Citizens & Northern Corporation issued a press release titled “C&N Announces Fourth Quarter 2010 Unaudited Financial Results,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Citizens & Northern Corporation’s “Quarterly Report,” a report that includes unaudited financial information, will be mailed to shareholders on or about January 24, 2010.  A copy of the Quarterly Report is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.   Also, supplemental, unaudited financial information is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

Exhibit 99.1:  Press Release issued by Citizens & Northern Corporation dated January 18, 2011, titled “C&N Announces Fourth Quarter 2010 Unaudited Financial Results.”

Exhibit 99.2:  Quarterly Report, which includes unaudited financial information.

Exhibit 99.3:  Supplemental, unaudited financial information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION

Date: 1/18/11	By:	/s/ Mark A. Hughes
Treasurer and Chief Financial Officer